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                                                                   EXHIBIT 10.26


                              INDEMNITY AGREEMENT
                              -------------------


          This Agreement is made this day, April 18, 1995, by and between Eastern Environmental Services, Inc., a Delaware corporation (the "Company"), and William C. Skuba ("Indemnitee"), a director and/or officer of the Company.

          To encourage Indemnitee to remain a director and/or officer of the Company and in consideration of the promises and agreements set forth in this Agreement, the Company and Indemnitee agree as follows:

          1.  Agreement to Serve.  Indemnitee agrees to serve or continue to
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serve as a director and/or officer of the Company at the will of the Board of
Directors of the Company or under separate contract, as the case may be, for as long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders his or her resignation in writing.

          2.  Definitions.  As used in the Agreement:
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          a.  The term "Proceeding" includes any threatened, pending or completed action, suit or proceeding, or appeal thereof, whether brought in the name of the Company or otherwise and whether of civil, criminal, administrative or investigative nature (including actions, suits or proceedings brought under or predicated upon the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or otherwise, their respective state counterparts or any rule or regulation promulgated thereunder) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of any action or inaction of Indemnitee while acting as such director or officer or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          b. The term "Expenses" includes expenses of Proceedings, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this Agreement, and the amount of judgments, fines or penalties levied against Indemnitee.

          3.  Indemnity in Third Party Proceedings.  The Company shall indemnify
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Indemnitee in accordance with the provisions of this section if Indemnitee is a party or threatened to be made a
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party to or otherwise involved in any Proceeding (other than a Proceeding by the
Company to procure a judgment in its favor), by reason of the fact that Indemnitee is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, provided it is determined pursuant to Paragraph 7 of this Agreement or by the court before which such action was brought that Indemnitee (i) acted in good faith, (ii) acted in a manner which Indemnitee reasonably believed to be not opposed to the best interests of the Company and (iii) in the case of a criminal proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction, plea of nolo contendere, or the equivalent, shall not, of itself, create a presumption that Indemnitee did not act in the best interest of the Company, or, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

          4.  Indemnity in Proceedings by the Company.  The Company shall
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indemnify Indemnitee in accordance with the provisions of this section if
Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by the Company to procure a judgment in its favor by reason of the fact that Indemnitee was or is a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be not opposed to the best interests of the Company, except that no indemnification for Expenses shall be made under this Paragraph 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such Proceeding is brought shall determine upon application that, despite the adjudication of liability, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper.

          5.  Indemnification of Expenses of Successful Party.  Notwithstanding
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any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

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          6.  Advancement of Expenses.  The Expenses incurred by Indemnitee
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pursuant to Paragraphs 3 and 4 in any Proceeding shall be paid by the Company in advance at the written request of the Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. No requirement for security, bond, third-party guarantee or similar assurance of such undertaking shall be required by the Company.

          7.  Right of Indemnitee to Indemnification Upon Application; Procedure
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Upon Application.  The Company agrees that it will use its best efforts for the
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Board of Directors to meet within 30 days after written application by
Indemnitee for indemnification or advance under Paragraphs 3, 4 or 6 hereof for the purpose of determining, by a majority vote of a quorum of the Board consisting of directors who were not parties to such Proceedings, whether the Indemnitee has met the relevant standards for indemnification. If no such quorum exists, the Company shall use its best efforts to obtain, as promptly as reasonably practicable, a written opinion of independent legal counsel as to whether the Indemnitee has met the relevant standards for indemnification.

          8.  Enforcement.  The right to indemnification or advances set forth
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in this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Indemnitee's Expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Company.

          9.  Non-Exclusivity.  The indemnification provided by this Agreement
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shall not derogate, amend, waive or replace any other rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation or bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          10.  Continuing Nature.  The indemnification under this Agreement
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shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

          11.  Partial Indemnification.  If Indemnitee is entitled by this
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Agreement to indemnification by the Company for a portion of the Expenses incurred in the investigation, defense, appeal or settlement of any Proceeding, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion

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of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

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          12.  Governing Law.  This Agreement shall be governed by the internal
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law of Delaware and federal law applicable to transactions in Delaware.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                 EASTERN ENVIRONMENTAL SERVICES, INC.,
                                 a Delaware corporation



                                 By:  /s/ Gregory M. Krzemien
                                    ----------------------------------
                                      Gregory M. Krzemien
                                      Vice President and Chief
                                      Financial Officer



                                 INDEMNITEE:


                                 WILLIAM C. SKUBA


                                 /s/ William C. Skuba
                                 --------------------

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